UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742 and 811-07885

Name of Fund: BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2010

Date of reporting period: 06/30/2010

Item 1 – Report to Stockholders

BlackRock Index Equity Portfolio OF BLACKROCK FUNDSSM

SEMI-ANNUAL REPORT JUNE 30, 2010 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the past several months have seen high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe and mixed economic data that have raised concerns over the possibility that some economies could slide back into recession. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode for most regions of the world. Regarding the US economy, we believe it is unlikely that the United States will experience a “double dip” recession, although we acknowledge that subpar growth is likely to persist for some time.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. Volatility levels, however, have remained elevated — primarily as a result of uneven economic data and lingering deflation issues (especially in Europe). As the period drew to a close, equity markets had endured a significant correction that drove stock prices into negative territory on a year-to-date basis in almost every market. Over a 12-month basis, however, global equities posted positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down. Within the United States, smaller cap stocks have noticeably outperformed large caps.

In fixed income markets, yields have been moving unevenly over the past six and twelve months as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, however, Treasury yields fell sharply as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. As a result, US Treasuries became one of the world’s best-performing asset classes on a six-month basis. High yield bonds have also continued to perform well, thanks in large part to ongoing high levels of investor demand. Meanwhile, municipal bonds performed in line with their taxable counterparts on a 12-month basis, but slightly underperformed over the last six months as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of June 30, 2010	6-month	12-month

US equities (S&P 500 Index)	(6.65)%	14.43%

Small cap US equities (Russell 2000 Index)	(1.95)	21.48

International equities (MSCI Europe, Australasia, Far East Index)	(13.23)	5.92

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.16

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	9.36	8.20

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.33	9.50

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.31	9.61

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	4.45	26.66

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility and questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of June 30, 2010	BlackRock Index Equity Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

For the six months ended June 30,2010,through the Portfolio’s investment in Master S&P 500 Index Series (the “Series”) of Quantitative Master Series LLC, the Portfolio’s Institutional Shares returned (6.69)%, under-performing the benchmark Standard & Poor’s (S&P) 500 Index, which returned (6.65)% for the same period. The Portfolio’s Service, Investor A, Investor B and Investor C Shares also trailed the benchmark, returning (6.83)%, (6.85)%, (7.20)% and (7.19)%, respectively. The S&P 500 Index is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

•	Returns for the Portfolio’s respective share classes differ from the benchmark based on individual share class expenses.

Describe the market environment.

•

At the beginning of 2010, we expected to see a modest cyclical recovery that was countered by the structural problems facing most of the developed world. For the first four months of the year, the cyclical recovery did dominate, but over the past two months, structural problems (especially those in Europe) began to win out, and risk assets (including U.S. equities) have been struggling. Financial markets took a dramatic turn in late April, as investor sentiment became dominated by concerns over the European sovereign debt crisis, some less-positive economic data and uncertainty over financial regulatory reform in the United States. Volatility levels moved noticeably higher over the past several months, and investors embarked on a renewed “flight to quality,” abandoning risk assets such as stocks in favor of safer alternatives, most notably US Treasury bonds and gold.

•	In the United States, the Dow Jones Industrial Average fell 5.00%, the S&P 500 Index declined 6.65% and the Nasdaq Composite lost 6.63%.

•

Within the benchmark index, the S&P 500 Index, all 10 sectors recorded negative returns for the period. Industrials (0.85)%, consumer discretionary (1.59)% and consumer staples (2.79)% were the smallest detractors from performance, while materials (12.88)% and energy (12.21)% posted comparatively larger losses.

Describe recent portfolio activity.

•

During the six-month period, as changes were made to the composition of the S&P 500 Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

Describe portfolio positioning at period end.

•	The Series remains positioned to match the risk characteristics of its benchmark, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Derivative Financial Instruments

The Series may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset or illiquidity of the derivative instrument.The Series’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment, may result in lower dividends paid to shareholders or may cause the Series to hold a security that it might otherwise sell.The Series’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Portfolio currently invests all of its assets in the Series. The Series’ investments are allocated among common stocks in approximately the same weightings as the S&P 500 Index.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange (the “NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended June 30, 2010

		Average Annual Total Returns[4]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	(6.69)%	14.39%	N/A	(0.86)%	N/A	(1.69)%	N/A
Service	(6.83)	14.08	N/A	(1.08)	N/A	(2.00)	N/A
Investor A	(6.85)	14.05	10.62%	(1.10)	(1.70)%	(2.08)	(2.38)%
Investor B	(7.20)	13.19	8.69	(1.88)	(2.26)	(2.69)	(2.69)
Investor C	(7.19)	13.16	12.16	(1.88)	(1.88)	(2.84)	(2.84)
S&P 500 Index	(6.65)	14.43	N/A	(0.79)	N/A	(1.59)	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	5

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. Service Shares are subject to a service fee of 0.15% per year (but no distribution fee) and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 3% and a service fee of 0.15% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year.

Investor B and C Shares are closed to all investors. Institutional and Investor A Shares are closed to new investors but are open to existing investors for additional purchases.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. The Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Portfolio’s administrator waived a portion of its fee. Without such waiver, the Portfolio’s returns would have been lower.

Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including administration fees, distribution fees including 12b-1 fees, and other Portfolio expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000	$933.10	$0.86	$1,000	$1,023.91	$0.90	0.18%
Service	$1,000	$991.70	$1.87	$1,000	$1,022.87	$1.96	0.39%
Investor A	$1,000	$931.50	$2.06	$1,000	$1,022.67	$2.16	0.43%
Investor B	$1,000	$928.00	$5.93	$1,000	$1,018.65	$6.21	1.24%
Investor C	$1,000	$928.10	$5.93	$1,000	$1,018.65	$6.21	1.24%

[1]

For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the half-year, multiplied by 181/365 (to reflect the one-half year period shown). Because the Portfolio is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

6	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Statement of Assets and Liabilities	BlackRock Index Equity Portfolio

June 30, 2010 (Unaudited)

Assets

Investments at value — Master S&P 500 Index Series (the “Series”) (cost — $683,687,077)	$530,540,399
Capital shares sold receivable	2,775,352
Withdrawals receivable from the Series	21,551
Prepaid expenses	43,715

Total assets	533,381,017

Liabilities

Capital shares redeemed payable	2,796,903
Service and distribution fees payable	80,439
Administration fees payable	29,246
Other affiliates payable	20,150
Officers’ fees payable	71
Other accrued expenses payable	207,589

Total liabilities	3,134,398

Net Assets	$530,246,619

Net Assets Consist of

Paid-in capital	$354,193,546
Undistributed net investment income	2,280,361
Accumulated net realized gain allocated from the Series	326,919,390
Net unrealized appreciation/depreciation allocated from the Series	(153,146,678)

Net Assets	$530,246,619

Net Asset Value

Institutional — Based on net assets of $282,833,407 and 14,223,354 shares outstanding, unlimited number of shares authorized, $0.001 par value	$19.89

Service — Based on net assets of $22,926,598 and 1,161,401 shares outstanding, unlimited number of shares authorized, $0.001 par value	$19.74

Investor A — Based on net assets of $150,688,425 and 7,640,643 shares outstanding, unlimited number of shares authorized, $0.001 par value	$19.72

Investor B — Based on net assets of $6,000,105 and 308,563 shares outstanding, unlimited number of shares authorized, $0.001 par value	$19.45

Investor C — Based on net assets of $67,798,084 and 3,505,459 shares outstanding, unlimited number of shares authorized, $0.001 par value	$19.34

See Notes to Financial Statements.

	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	7

Statement of Operations	BlackRock Index Equity Portfolio

Six Months Ended June 30, 2010 (Unaudited)

Investment Income

Net investment income allocated from the Series:
Dividends	$5,780,444
Securities lending — affiliated	24,951
Dividends — affiliated	7,808
Expenses	(112,518)

Total income	5,700,685

Expenses

Administration	218,081
Administration — class specific	74,340
Service — Service	18,439
Service — Investor A	124,183
Service and distribution — Investor B	36,630
Service and distribution — Investor C	345,130
Transfer agent — Institutional	60,637
Transfer agent — Service	6,756
Transfer agent — Investor A	75,611
Transfer agent — Investor B	12,406
Transfer agent — Investor C	60,131
Printing	62,516
Professional	59,919
Registration	26,871
Officer	134
Miscellaneous	7,676
Recoupment of past waived fees — class specific	1,389

Total expenses	1,190,849
Less fees waived by administrator — class specific	(44,593)
Less transfer agent fees reimbursed	(40,286)

Total expenses after fees waived and reimbursed	1,105,970

Net investment income	4,594,715

Realized and Unrealized Gain (Loss) Allocated from the Series

Net realized gain from investments and financial futures contracts	(1,799,112)
Net change in unrealized appreciation/depreciation on investments, short positions and financial futures contracts	(40,668,365)

Total realized and unrealized loss	(42,467,477)

Net Decrease in Net Assets Resulting from Operations	$(37,872,762)

See Notes to Financial Statements.

8	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Statements of Changes in Net Assets	BlackRock Index Equity Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

Operations

Net investment income	$4,594,715	$10,511,983
Net realized loss	(1,799,112)	(51,140,292)
Net change in unrealized appreciation/depreciation	(40,668,365)	170,459,436

Net increase (decrease) in net assets resulting from operations	(37,872,762)	129,831,127

Dividends to Shareholders From

Net investment income:
Institutional	(1,769,332)	(6,400,893)
Service	(130,408)	(386,057)
Investor A	(848,603)	(2,768,464)
Investor B	(19,849)	(124,163)
Investor C	(240,478)	(843,974)

Decrease in net assets resulting from dividends to shareholders	(3,008,670)	(10,523,551)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(46,783,557)	(40,291,544)

Net Assets

Total increase (decrease) in net assets	(87,664,989)	79,016,032
Beginning of period	617,911,608	538,895,576

End of period	$530,246,619	$617,911,608

Undistributed net investment income	$2,280,361	$694,316

See Notes to Financial Statements.

	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	9

Financial Highlights	BlackRock Index Equity Portfolio

	Institutional

	Six Months Ended June 30, 2010 (Unaudited)			Period October 1, 2007 to December 31, 2007
		Year Ended December 31,			Year Ended September 30,

		2009	2008		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$21.43	$17.32	$28.22	$29.58	$25.70	$23.63	$21.49

Net investment income[1]	0.19	0.40	0.51	0.14	0.52	0.44	0.45
Net realized and unrealized gain (loss)	(1.61)	4.11	(10.88)	(1.11)	3.64 [2]	2.08 [2]	2.15 [2]

Net increase (decrease) from investment operations	(1.42)	4.51	(10.37)	(0.97)	4.16	2.52	2.60

Dividends from net investment income	(0.12)	(0.40)	(0.53)	(0.39)	(0.28)	(0.45)	(0.46)

Net asset value, end of period	$19.89	$21.43	$17.32	$28.22	$29.58	$25.70	$23.63

Total Investment Return[3]

Based on net asset value	(6.69)%[4]	26.38%	(37.06)%	(3.28)%[4]	16.27%	10.75%	12.17%

Ratios to Average Net Assets[5]

Total expenses	0.23%[6]	0.25%	0.19%	0.16%[6]	0.18%	0.26%	0.37%

Total expenses excluding recoupment and before fees waived and reimbursed	0.18%[6]	0.18%	0.18%	0.15%[6]	0.17%	0.18%	0.18%

Total expenses after fees waived and reimbursed	0.18%[6]	0.18%	0.18%	0.15%[6]	0.17%	0.18%	0.18%

Net investment income	1.78%[6]	2.18%	2.18%	1.89%[6]	1.89%	1.81%	1.95%

Supplemental Data

Net assets, end of period (000)	$282,833	$338,651	$282,940	$464,166	$491,201	$474,801	$595,050

Portfolio turnover of the Series	3%	7%	8%	4%	1%[7]	4%[8]	7%[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to September 30, 2007) and The U.S. Large Company Series (the “Master”) (for the years ended 2005 – 2006 and the period October 1, 2006 to June 3, 2007) allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

[8]	Represents the portfolio turnover of the Master for the periods December 1, 2005 to September 30, 2006 and December 1, 2004 to September 30, 2005, respectively.

See Notes to Financial Statements.

10	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Financial Highlights (continued)	BlackRock Index Equity Portfolio

	Service

	Six Months Ended June 30, 2010 (Unaudited)			Period October 1, 2007 to December 31, 2007
		Year Ended December 31,			Year Ended September 30,

		2009	2008		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$21.29	$17.21	$28.04	$29.37	$25.53	$23.48	$21.35

Net investment income[1]	0.17	0.35	0.46	0.14	0.46	0.37	0.37
Net realized and unrealized gain (loss)	(1.61)	4.09	(10.81)	(1.11)	3.64[2]	2.06[2]	2.13[2]

Net increase (decrease) from investment operations	(1.44)	4.44	(10.35)	(0.97)	4.10	2.43	2.50

Dividends from net investment income	(0.11)	(0.36)	(0.48)	(0.36)	(0.26)	(0.38)	(0.37)

Net asset value, end of period	$19.74	$21.29	$17.21	$28.04	$29.37	$25.53	$23.48

Total Investment Return[3]

Based on net asset value	(6.83)%[4]	26.11%	(37.20)%	(3.28)%[4]	16.12%	10.42%	11.78%

Ratios to Average Net Assets[5]

Total expenses	0.39%[6]	0.42%	0.40%	0.17%[6]	0.34%	0.49%	0.60%

Total expenses excluding recoupment and before fees waived and reimbursed	0.39%[6]	0.41%	0.40%	0.17%[6]	0.34%	0.49%	0.60%

Total expenses after fees waived and reimbursed	0.39%[6]	0.41%	0.40%	0.16%[6]	0.33%	0.46%	0.55%

Net investment income	1.55%[6]	1.95%	1.98%	1.84%[6]	1.70%	1.53%	1.62%

Supplemental Data

Net assets, end of period (000)	$22,927	$23,584	$17,256	$26,177	$35,719	$44,765	$68,637

Portfolio turnover of the Series	3%	7%	8%	4%	1%[7]	4%[8]	7%[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to September 30, 2007) and The U.S. Large Company Series (the “Master”) (for the years ended 2005 – 2006 and the period October 1, 2006 to June 3, 2007) allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

[8]	Represents the portfolio turnover of the Master for the periods December 1, 2005 to September 30, 2006 and December 1, 2004 to September 30, 2005, respectively.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	11

Financial Highlights (continued)	BlackRock Index Equity Portfolio

	Investor A

	Six Months Ended June 30, 2010 (Unaudited)			Period October 1, 2007 to December 31, 2007
		Year Ended December 31,
					Year Ended September 30,

		2009	2008		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$21.27	$17.19	$28.01	$29.34	$25.52	$23.46	$21.34

Net investment income[1]	0.16	0.35	0.46	0.12	0.47	0.38	0.36
Net realized and unrealized gain (loss)	(1.60)	4.08	(10.80)	(1.10)	3.60 [2]	2.07 [2]	2.13 [2]

Net increase (decrease) from investment operations	(1.44)	4.43	(10.34)	(0.98)	4.07	2.45	2.49

Dividends from net investment income	(0.11)	(0.35)	(0.48)	(0.35)	(0.25)	(0.39)	(0.37)

Net asset value, end of period	$19.72	$21.27	$17.19	$28.01	$29.34	$25.52	$23.46

Total Investment Return[3]

Based on net asset value	(6.85)%[4]	26.08%	(37.21)%	(3.34)%[4]	16.01%	10.52%	11.75%

Ratios to Average Net Assets[5]

Total expenses	0.43%[6]	0.46%	0.39%	0.37%[6]	0.37%	0.54%	0.70%

Total expenses excluding recoupment and before fees waived and reimbursed	0.43%[6]	0.45%	0.39%	0.37%[6]	0.37%	0.54%	0.70%

Total expenses after fees waived and reimbursed	0.43%[6]	0.45%	0.39%	0.36%[6]	0.37%	0.42%	0.55%

Net investment income	1.52%[6]	1.92%	1.95%	1.68%[6]	1.69%	1.57%	1.59%

Supplemental Data

Net assets, end of period (000)	$150,688	$166,313	$145,886	$272,771	$284,761	$287,288	$296,266

Portfolio turnover of the Series	3%	7%	8%	4%	1%[7]	4%[8]	7%[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to September 30, 2007) and The U.S. Large Company Series (the “Master”) (for the years ended 2005 – 2006 and the period October 1, 2006 to June 3, 2007) allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

[8]	Represents the portfolio turnover of the Master for the periods December 1, 2005 to September 30, 2006 and December 1, 2004 to September 30, 2005, respectively.

See Notes to Financial Statements.

12	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Financial Highlights (continued)	BlackRock Index Equity Portfolio

	Investor B

	Six Months Ended June 30, 2010 (Unaudited)			Period October 1, 2007 to December 31, 2007
		Year Ended December 31,
					Year Ended September 30,

		2009	2008		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$21.01	$16.97	$27.60	$28.75	$25.09	$23.06	$20.98

Net investment income[1]	0.07	0.21	0.26	0.06	0.24	0.18	0.19
Net realized and unrealized gain (loss)	(1.57)	4.01	(10.62)	(1.08)	3.55 [2]	2.03 [2]	2.09 [2]

Net increase (decrease) from investment operations	(1.50)	4.22	(10.36)	(1.02)	3.79	2.21	2.28

Dividends from net investment income	(0.06)	(0.18)	(0.27)	(0.13)	(0.13)	(0.18)	(0.20)

Net asset value, end of period	$19.45	$21.01	$16.97	$27.60	$28.75	$25.09	$23.06

Total Investment Return[3]

Based on net asset value	(7.20)%[4]	25.09%	(37.71)%	(3.55)%[4]	15.13%	9.62%	10.89%

Ratios to Average Net Assets[5]

Total expenses	1.39%[6]	1.43%	1.28%	1.24%[6]	1.21%	1.34%	1.35%

Total expenses excluding recoupment and before fees waived and reimbursed	1.24%[6]	1.24%	1.22%	1.17%[6]	1.19%	1.23%	1.31%

Total expenses after fees waived and reimbursed	1.24%[6]	1.24%	1.22%	1.17%[6]	1.19%	1.23%	1.31%

Net investment income	0.71%[6]	1.19%	1.09%	0.86%[6]	0.88%	0.76%	0.86%

Supplemental Data

Net assets, end of period (000)	$6,000	$10,155	$17,226	$48,002	$56,503	$91,683	$136,878

Portfolio turnover of the Series	3%	7%	8%	4%	1%[7]	4%[8]	7%[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to September 30, 2007) and The U.S. Large Company Series (the “Master”) (for the years ended 2005 – 2006 and the period October 1, 2006 to June 3, 2007) allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

[8]	Represents the portfolio turnover of the Master for the periods December 1, 2005 to September 30, 2006 and December 1, 2004 to September 30, 2005, respectively.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	13

Financial Highlights (concluded)	BlackRock Index Equity Portfolio

	Investor C

	Six Months Ended June 30, 2010 (Unaudited)			Period October 1, 2007 to December 31, 2007
		Year Ended December 31,
					Year Ended September 30,

		2009	2008		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$20.90	$16.91	$27.52	$28.71	$25.07	$23.05	$20.97

Net investment income[1]	0.07	0.20	0.27	0.06	0.24	0.18	0.19
Net realized and unrealized gain (loss)	(1.56)	4.00	(10.59)	(1.08)	3.55 [2]	2.03 [2]	2.09 [2]

Net increase (decrease) from investment operations	(1.49)	4.20	(10.32)	(1.02)	3.79	2.21	2.28

Dividends from net investment income	(0.07)	(0.21)	(0.29)	(0.17)	(0.15)	(0.19)	(0.20)

Net asset value, end of period	$19.34	$20.90	$16.91	$27.52	$28.71	$25.07	$23.05

Total Investment Return[3]

Based on net asset value	(7.19)%[4]	25.03%	(37.69)%	(3.56)%[4]	15.13%	9.61%	10.90%

Ratios to Average Net Assets[5]

Total expenses	1.25%[6]	1.30%	1.20%	1.17%[6]	1.17%	1.27%	1.35%

Total expenses excluding recoupment and before fees waived and reimbursed	1.24%[6]	1.24%	1.19%	1.17%[6]	1.17%	1.23%	1.31%

Total expenses after fees waived and reimbursed	1.24%[6]	1.24%	1.19%	1.17%[6]	1.17%	1.23%	1.31%

Net investment income	0.71%[6]	1.13%	1.14%	0.87%[6]	0.89%	0.76%	0.86%

Supplemental Data

Net assets, end of period (000)	$67,798	$79,209	$75,588	$154,330	$165,075	$179,134	$228,276

Portfolio turnover of the Series	3%	7%	8%	4%	1%[7]	4%[8]	7%[8]

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Portfolio’s share of the Series’ (for the period June 4, 2007 to September 30, 2007) and The U.S. Large Company Series (the “Master”) (for the years ended 2005 – 2006 and the period October 1, 2006 to June 3, 2007) allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.

[8]	Represents the portfolio turnover of the Master for the periods December 1, 2005 to September 30, 2006 and December 1, 2004 to September 30, 2005, respectively.

See Notes to Financial Statements.

14	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Notes to Financial Statements (Unaudited)	BlackRock Index Equity Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Index Equity Portfolio (the “Portfolio”) is a series of BlackRock FundsSM (the “Fund”), registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is organized as a Massachusetts business trust. The Portfolio seeks to achieve its investment objective by investing all of its assets in Master S&P 500 Index Series (the “Series”) of Quantitative Master Series LLC. The value of the Portfolio’s investment in the Series reflects the Portfolio’s proportionate interest in the net assets of the Series. The percentage of the Series owned by the Portfolio at June 30, 2010 was 25.7%. The performance of the Portfolio is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio’s financial statements. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Trustees and the Board of Directors of the Fund and Series, respectively, are referred to throughout this report as the “Board of Directors” or the “Board.” The Portfolio offers multiple classes of shares. Institutional Shares and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B and Investor C Shares are closed to all investors. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: The Portfolio’s policy is to fair value its financial instruments at market value. The Portfolio records its investment in the Series at fair value based on the Portfolio’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series, including categorization of fair value measurements, is discussed in Note 1 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions in the Series are accounted for on a trade date basis. The Portfolio records daily its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses. In addition, the Portfolio accrues its own expenses. Income and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	15

Notes to Financial Statements (continued)	BlackRock Index Equity Portfolio

The Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Portfolio or its classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Portfolio are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Portfolio for 1940 Act purposes, but BAC and Barclays are not.

The Fund, on behalf of the Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Manager”), an indirect, wholly owned subsidiary of BlackRock, and State Street Bank and Trust Company (collectively, the “Administrator”), to provide administrative services (other than investment advice and related portfolio activities). The Portfolio does not pay an Advisory fee or investment management fee.

The Portfolio pays the Administrator a monthly fee based upon the average daily value of the Portfolio’s net assets at the following annual rates for the performance of administrative services (other than investment advice and related portfolio activities) necessary to the operation of the Portfolio: 0.075% of the Portfolio’s average daily net assets not exceeding $500 million; 0.065% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based upon the average daily net assets of each respective class at the following rates for the performance of administrative services other than investment advice and related portfolio activities necessary to the operation of the portfolio: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion. This amount is shown as administration — class specific in the Statement of Operations. The amounts were as follows:

Institutional	$39,966
Service	$3,073
Investor A	$20,697
Investor B	$1,017
Investor C	$9,587

The Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit the net annual operating expenses (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses) to 0.18% for Institutional Shares; 0.615% for Service Shares; 0.785% for Investor A Shares; and 1.24% for Investor B and C Shares of average daily net assets until May 1, 2011. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Portfolio. These amounts are shown as fees waived by administrator — class specific and transfer agent fees reimbursed, respectively, in the Statement of Operations. These amounts were as follows:

	Fees Waived by Administrator	Transfer Agent Fees Reimbursed

Institutional	$39,966	$35,058
Investor B	$1,017	$5,228
Investor C	$3,610	—

If during the Portfolio’s fiscal year the operating expense of a share class, that at anytime during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expense reimbursed during the prior two fiscal years under the agreement provided that: (1) the Portfolio has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2010, the Manager recouped waivers previously recorded, which are shown as recoupment of past waived fees — class specific in the Statement of Operations. These amounts were as follows:

Investor C	$1,389

16	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Notes to Financial Statements (continued)	BlackRock Index Equity Portfolio

At June 30, 2010, the amounts subject to possible future recoupments under the expense limitation agreement are as follows:

Expires December 31,

2010	$53,773
2011	245,247
2012	84,879

Total Waivers Subject to Recoupment	$383,899

The Fund, on behalf of the Portfolio, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

	Service Fee	Distribution Fee

Service	0.15%	—
Investor A	0.15%	—
Investor B	0.15%	0.75%
Investor C	0.15%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B and Investor C shareholders.

For the six months ended June 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolio’s Investor A Shares, which totaled $2,138.

For the six months ended June 30, 2010, affiliates received contingent deferred sales charges of $947 and $977 relating to transactions in Investor B and Investor C Shares, respectively.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Portfolio with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended June 30, 2010, the Portfolio paid $71,054 in return for these services which is included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Portfolio, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2010, the Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Institutional	$749
Service	$133
Investor A	$2,592
Investor B	$381
Investor C	$1,668

Certain officers and/or directors of the Portfolio are officers and/or directors of BlackRock or its affiliates. The Portfolio reimburses the Manager for compensation paid to the Portfolio’s Chief Compliance Officer.

3. Capital Loss Carryforwards:

At December 31, 2009, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2010	$117,169,455
2012	429,781
2016	77,557,447
2017	12,153,666

Total	$207,310,349

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	17

Notes to Financial Statements (continued)	BlackRock Index Equity Portfolio

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009

	Shares	Amount	Shares	Amount

Institutional

Shares sold	458,857	$10,012,007	1,818,901	$32,225,687
Shares issued to shareholders in reinvestment of dividends	33,869	786,794	74,359	1,399,703

Total issued	492,726	10,798,801	1,893,260	33,625,390
Shares redeemed	(2,071,521)	(45,306,556)	(2,429,926)	(43,873,050)

Net decrease	(1,578,795)	$(34,507,755)	(536,666)	$(10,247,660)

Service

Shares sold	166,602	$3,627,456	390,137	$6,825,793
Shares issued to shareholders in reinvestment of dividends	5,495	126,771	19,519	364,497

Total issued	172,097	3,754,227	409,656	7,190,290
Shares redeemed	(118,567)	(2,555,826)	(304,610)	(5,257,679)

Net increase	53,530	$1,198,401	105,046	$1,932,611

Investor A

Shares sold	504,796	$10,926,588	1,601,689	$28,935,293
Shares issued to shareholders in reinvestment of dividends	35,702	822,933	144,579	2,681,840

Total issued	540,498	11,749,521	1,746,268	31,617,133
Shares redeemed	(718,999)	(15,435,619)	(2,412,584)	(42,361,397)

Net decrease	(178,501)	$(3,686,098)	(666,316)	$(10,744,264)

Investor B

Shares sold	199	$4,495	—	—
Shares issued to shareholders in reinvestment of dividends	584	13,285	4,358	$76,579

Total issued	783	17,780	4,358	76,579
Shares redeemed	(175,598)	(3,768,748)	(536,251)	(9,307,567)

Net decrease	(174,815)	$(3,750,968)	(531,893)	$(9,230,988)

Investor C

Shares sold	5,853	$130,497	18,953	$338,118
Shares issued to shareholders in reinvestment of dividends	5,136	116,296	22,459	399,946

Total issued	10,989	246,793	41,412	738,064
Shares redeemed	(294,633)	(6,283,930)	(722,781)	(12,739,307)

Net decrease	(283,644)	$(6,037,137)	(681,369)	$(12,001,243)

18	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Notes to Financial Statements (concluded)	BlackRock Index Equity Portfolio

5. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through the date the financial statements were issued and the following item was noted:

The Portfolio paid a net investment income dividend on July 23, 2010 to shareholders of record on July 21, 2010 as follows:

Dividend Per Share

Institutional	$0.098191
Service	$0.086365
Investor A	$0.084272
Investor B	$0.031637
Investor C	$0.039945

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	19

Portfolio Information	Master S&P 500 Index Series

As of June 30, 2010

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	3%
Apple, Inc.	2
Microsoft Corp.	2
The Procter & Gamble Co.	2
Johnson & Johnson	2
International Business Machines Corp.	2
General Electric Co.	2
JPMorgan Chase & Co.	2
Bank of America Corp.	2
AT&T Inc.	2

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	16
Health Care	12
Consumer Staples	12
Energy	11
Industrials	10
Consumer Discretionary	10
Utilities	4
Materials	3
Telecommunication Services	3

For Series compliance purposes, the Series’ sector classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

20	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Schedule of Investments June 30, 2010 (Unaudited)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.8%
Boeing Co.	166,339	$10,437,772
General Dynamics Corp.	85,020	4,978,771
Goodrich Corp.	26,936	1,784,510
Honeywell International, Inc.	167,220	6,526,597
ITT Corp.	40,784	1,832,017
L-3 Communications Holdings, Inc.	25,167	1,782,830
Lockheed Martin Corp.	68,370	5,093,565
Northrop Grumman Corp.	66,890	3,641,492
Precision Castparts Corp.	31,345	3,226,027
Raytheon Co.	82,896	4,011,338
Rockwell Collins, Inc.	35,034	1,861,356
United Technologies Corp.	204,706	13,287,467

		58,463,742

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc. (a)	35,766	1,990,735
Expeditors International Washington, Inc.	47,362	1,634,463
FedEx Corp.	68,233	4,783,816
United Parcel Service, Inc., Class B	218,040	12,404,295

		20,813,309

Airlines — 0.1%
Southwest Airlines Co.	161,170	1,790,599

Auto Components — 0.2%
The Goodyear Tire & Rubber Co. (b)	55,536	552,028
Johnson Controls, Inc.	146,299	3,931,054

		4,483,082

Automobiles — 0.4%
Ford Motor Co. (a)(b)	744,158	7,501,113
Harley-Davidson, Inc. (a)	50,281	1,117,746

		8,618,859

Beverages — 2.6%
Brown-Forman Corp., Class B	23,391	1,338,667
The Coca-Cola Co.	505,598	25,340,572
Coca-Cola Enterprises, Inc.	71,291	1,843,585
Constellation Brands, Inc., Class A (b)	42,080	657,290
Dr. Pepper Snapple Group, Inc.	53,902	2,015,396
Molson Coors Brewing Co., Class B	35,372	1,498,358
PepsiCo, Inc.	353,811	21,564,780

		54,258,648

Biotechnology — 1.4%
Amgen, Inc. (b)	210,160	11,054,416
Biogen Idec, Inc. (b)	57,806	2,742,895
Celgene Corp. (b)	100,435	5,104,106
Cephalon, Inc. (b)	15,869	900,566
Genzyme Corp. (b)	58,523	2,971,213
Gilead Sciences, Inc. (b)	195,236	6,692,690

		29,465,886

Building Products — 0.0%
Masco Corp.	81,007	871,635

Capital Markets — 2.4%
Ameriprise Financial, Inc.	56,827	2,053,160
The Bank of New York Mellon Corp.	265,978	6,566,997
The Charles Schwab Corp.	212,349	3,011,109
E*Trade Financial Corp. (b)	45,198	534,240
Federated Investors, Inc., Class B (a)	20,698	428,656

Common Stocks	Shares	Value

Capital Markets (concluded)
Franklin Resources, Inc.	32,864	$2,832,548
The Goldman Sachs Group, Inc.	112,938	14,825,371
Invesco Ltd.	100,580	1,692,761
Janus Capital Group, Inc.	40,132	356,372
Legg Mason, Inc.	36,654	1,027,412
Morgan Stanley	306,433	7,112,310
Northern Trust Corp.	52,861	2,468,609
State Street Corp.	109,094	3,689,559
T. Rowe Price Group, Inc.	57,419	2,548,829

		49,147,933

Chemicals — 1.9%
Air Products & Chemicals, Inc.	46,060	2,985,148
Airgas, Inc.	18,662	1,160,776
CF Industries Holdings, Inc.	15,732	998,195
The Dow Chemical Co.	253,282	6,007,849
E.I. du Pont de Nemours & Co.	197,788	6,841,487
Eastman Chemical Co.	16,488	879,800
Ecolab, Inc.	50,407	2,263,778
FMC Corp.	16,434	943,805
International Flavors & Fragrances, Inc.	18,062	766,190
Monsanto Co.	119,072	5,503,508
PPG Industries, Inc.	36,860	2,226,713
Praxair, Inc.	67,057	5,095,661
The Sherwin-Williams Co.	19,741	1,365,880
Sigma-Aldrich Corp.	27,319	1,361,306

		38,400,096

Commercial Banks — 3.1%
BB&T Corp.	150,609	3,962,523
Comerica, Inc.	37,717	1,389,117
Fifth Third Bancorp	176,666	2,171,225
First Horizon National Corp. (b)	52,753	604,017
Huntington Bancshares, Inc.	151,139	837,310
KeyCorp	188,434	1,449,057
M&T Bank Corp. (a)	18,466	1,568,687
Marshall & Ilsley Corp.	115,021	825,851
The PNC Financial Services Group, Inc. (c)	114,812	6,486,878
Regions Financial Corp.	256,545	1,688,066
SunTrust Banks, Inc.	108,911	2,537,626
U.S. Bancorp	420,610	9,400,634
Wells Fargo & Co.	1,141,719	29,228,006
Zions Bancorporation	33,618	725,140

		62,874,137

Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	24,812	797,210
Cintas Corp.	30,144	722,552
Iron Mountain, Inc. (a)	41,087	922,814
Pitney Bowes, Inc.	46,662	1,024,697
R.R. Donnelley & Sons Co.	46,921	768,097
Republic Services, Inc., Class A	72,036	2,141,630
Stericycle, Inc. (b)	19,103	1,252,775
Waste Management, Inc.	107,2166	3,356,353

		10,986,128

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	21

Schedule of Investments (continued)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Communications Equipment — 2.3%
Cisco Systems, Inc. (b)	1,252,957	$26,700,514
Harris Corp.	29,384	1,223,844
JDS Uniphase Corp. (b)	51,672	508,452
Juniper Networks, Inc. (b)	113,948	2,600,293
Motorola, Inc. (b)	511,508	3,335,032
QUALCOMM, Inc.	359,878	11,818,393
Tellabs, Inc.	89,089	569,279

		46,755,807

Computers & Peripherals — 4.5%
Apple, Inc. (b)	199,490	50,177,720
Dell, Inc. (b)	375,421	4,527,577
EMC Corp. (b)	449,036	8,217,359
Hewlett-Packard Co.	512,160	22,166,285
Lexmark International, Inc., Class A (b)	17,644	582,781
NetApp, Inc. (b)	74,702	2,787,132
QLogic Corp. (b)	25,881	430,142
SanDisk Corp. (b)	49,701	2,090,921
Teradata Corp. (b)	37,547	1,144,433
Western Digital Corp. (b)	49,220	1,484,475

		93,608,825

Construction & Engineering — 0.2%
Fluor Corp.	38,421	1,632,892
Jacobs Engineering Group, Inc. (b)	26,500	965,660
Quanta Services, Inc. (b)	46,600	962,290

		3,560,842

Construction Materials — 0.1%
Vulcan Materials Co. (a)	28,396	1,244,597

Consumer Finance — 0.8%
American Express Co.	262,994	10,440,862
Capital One Financial Corp.	100,570	4,052,971
Discover Financial Services, Inc.	121,608	1,700,080
SLM Corp. (b)	109,196	1,134,546

		17,328,459

Containers & Packaging — 0.2%
Ball Corp.	20,256	1,070,124
Bemis Co.	23,430	632,610
Owens-Illinois, Inc. (b)	36,191	957,252
Pactiv Corp. (b)	29,789	829,624
Sealed Air Corp.	36,435	718,498

		4,208,108

Distributors — 0.1%
Genuine Parts Co.	35,595	1,404,223

Diversified Consumer Services — 0.2%
Apollo Group, Inc., Class A (b)	26,731	1,135,265
DeVry, Inc.	14,176	744,098
H&R Block, Inc.	72,230	1,133,289

		3,012,652

Diversified Financial Services — 4.5%
Bank of America Corp.	2,199,720	31,609,976
CME Group, Inc.	14,465	4,072,621
Citigroup, Inc. (b)	4,949,769	18,611,131
IntercontinentalExchange, Inc. (b)	16,400	1,853,692

Common Stocks	Shares	Value

Diversified Financial Services (concluded)
JPMorgan Chase & Co.	871,910	$31,920,625
Leucadia National Corp.	42,400	827,224
Moody’s Corp. (a)	42,155	839,728
The NASDAQ Stock Market, Inc. (b)	32,600	579,628
NYSE Euronext	56,700	1,566,621

		91,881,246

Diversified Telecommunication Services — 2.6%
AT&T Inc.	1,294,903	31,323,704
CenturyTel, Inc. (a)	64,835	2,159,654
Frontier Communications Corp. (a)	73,004	519,058
Qwest Communications International, Inc.	320,628	1,683,297
Verizon Communications, Inc.	620,151	17,376,631
Windstream Corp. (a)	105,640	1,115,558

		54,177,902

Electric Utilities — 1.9%
Allegheny Energy, Inc.	38,719	800,709
American Electric Power Co., Inc.	103,953	3,357,682
Duke Energy Corp.	285,830	4,573,280
Edison International	72,393	2,296,306
Entergy Corp.	41,770	2,991,567
Exelon Corp.	144,019	5,468,402
FirstEnergy Corp.	67,034	2,361,608
NextEra Energy, Inc.	90,254	4,400,785
Northeast Utilities, Inc.	37,495	955,373
PPL Corp.	102,774	2,564,211
Pepco Holdings, Inc.	50,846	797,265
Pinnacle West Capital Corp.	24,483	890,202
Progress Energy, Inc.	63,060	2,473,213
The Southern Co.	179,796	5,983,611

		39,914,214

Electrical Equipment — 0.5%
Emerson Electric Co.	165,570	7,233,753
Rockwell Automation, Inc.	31,917	1,566,806
Roper Industries, Inc.	20,700	1,158,372

		9,958,931

Electronic Equipment, Instruments &
Components — 0.6%
Agilent Technologies, Inc. (b)	77,489	2,203,012
Amphenol Corp., Class A	38,772	1,522,964
Corning, Inc.	343,320	5,544,618
Flir Systems, Inc. (b)	33,500	974,515
Jabil Circuit, Inc.	42,986	571,714
Molex, Inc.	31,381	572,390

		11,389,213

Energy Equipment & Services — 1.7%
Baker Hughes, Inc.	94,870	3,943,746
Cameron International Corp. (b)	54,496	1,772,210
Diamond Offshore Drilling, Inc. (a)	14,658	911,581
FMC Technologies, Inc. (b)	27,364	1,440,988
Halliburton Co.	198,851	4,881,792
Helmerich & Payne, Inc.	24,000	876,480
Nabors Industries Ltd. (b)	60,822	1,071,683
National Oilwell Varco, Inc.	90,953	3,007,816
Rowan Cos., Inc. (b)	23,618	518,179
Schlumberger Ltd. (a)	261,688	14,481,814
Smith International, Inc.	53,801	2,025,608

		34,931,897

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	22

Schedule of Investments (continued)	Master S&P 500 Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Food & Staples Retailing — 2.5%
CVS Caremark Corp.	298,561	$8,753,809
Costco Wholesale Corp.	96,106	5,269,492
The Kroger Co.	139,918	2,754,985
SUPERVALU, Inc.	47,810	518,260
SYSCO Corp.	130,815	3,737,385
Safeway, Inc.	83,503	1,641,669
Wal-Mart Stores, Inc.	455,757	21,908,239
Walgreen Co.	214,655	5,731,288
Whole Foods Market, Inc. (b)	36,690	1,321,574

		51,636,701

Food Products — 1.9%
Archer-Daniels-Midland Co.	142,082	3,668,557
Campbell Soup Co.	42,239	1,513,423
ConAgra Foods, Inc.	98,489	2,296,764
Dean Foods Co. (b)	41,149	414,370
General Mills, Inc.	144,604	5,136,334
H.J. Heinz Co.	68,573	2,963,725
The Hershey Co.	37,146	1,780,408
Hormel Foods Corp.	16,034	649,056
The J.M. Smucker Co.	26,669	1,606,007
Kellogg Co.	55,265	2,779,830
Kraft Foods, Inc.	381,561	10,683,708
McCormick & Co., Inc.	29,800	1,131,208
Mead Johnson Nutrition Co.	44,178	2,214,201
Sara Lee Corp.	147,145	2,074,745
Tyson Foods, Inc., Class A	68,745	1,126,731

		40,039,067

Gas Utilities — 0.2%
EQT Corp.	32,338	1,168,695
Nicor, Inc.	10,658	431,649
Oneok, Inc.	23,900	1,033,675
Questar Corp.	38,965	1,772,518

		4,406,537

Health Care Equipment & Supplies — 1.8%
Baxter International, Inc.	130,677	5,310,713
Becton Dickinson & Co.	51,190	3,461,468
Boston Scientific Corp. (b)	336,891	1,953,968
C.R. Bard, Inc.	21,406	1,659,607
CareFusion Corp. (b)	40,168	911,813
Dentsply International, Inc.	33,322	996,661
Hospira, Inc. (b)	36,520	2,098,074
Intuitive Surgical, Inc. (b)	8,482	2,677,089
Medtronic, Inc.	242,848	8,808,097
St. Jude Medical, Inc. (b)	72,204	2,605,842
Stryker Corp.	62,579	3,132,705
Varian Medical Systems, Inc. (b)	27,821	1,454,482
Zimmer Holdings, Inc. (b)	44,494	2,404,901

		37,475,420

Health Care Providers & Services — 2.1%
Aetna, Inc.	92,511	2,440,440
AmerisourceBergen Corp.	60,844	1,931,797
Cardinal Health, Inc.	78,396	2,634,890
Cigna Corp.	60,057	1,865,370
Coventry Health Care, Inc. (b)	34,091	602,729
DaVita, Inc. (b)	23,126	1,443,987
Express Scripts, Inc. (b)	121,245	5,700,940
Humana, Inc. (b)	36,576	1,670,426

Common Stocks	Shares	Value

Health Care Providers & Services (concluded)
Laboratory Corp. of America Holdings (b)	23,423	$1,764,923
McKesson Corp.	59,447	3,992,460
Medco Health Solutions, Inc. (b)	100,736	5,548,539
Patterson Cos., Inc.	21,563	615,192
Quest Diagnostics, Inc.	33,562	1,670,381
Tenet Healthcare Corp. (b)	97,485	423,085
UnitedHealth Group, Inc.	249,374	7,082,222
WellPoint, Inc. (b)	93,720	4,585,720

		43,973,101

Health Care Technology — 0.1%
Cerner Corp. (b)	15,200	1,153,528

Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	96,006	2,903,221
Darden Restaurants, Inc.	30,011	1,165,927
International Game Technology	63,390	995,223
Marriott International, Inc., Class A (a)	55,229	1,653,556
McDonald’s Corp. (a)	236,179	15,557,111
Starbucks Corp.	162,135	3,939,881
Starwood Hotels & Resorts Worldwide, Inc.	40,822	1,691,256
Wyndham Worldwide Corp.	40,594	817,563
Wynn Resorts Ltd.	14,714	1,122,237
Yum! Brands, Inc.	101,679	3,969,548

		33,815,523

Household Durables — 0.4%
D.R. Horton, Inc.	62,311	612,517
Fortune Brands, Inc.	34,017	1,332,786
Harman International Industries, Inc. (b)	14,257	426,142
Leggett & Platt, Inc.	34,006	682,160
Lennar Corp., Class A	33,306	463,287
Newell Rubbermaid, Inc.	62,633	916,947
Pulte Group, Inc. (b)	71,175	589,329
Stanley Black & Decker, Inc.	35,094	1,772,949
Whirlpool Corp.	16,117	1,415,395

		8,211,512

Household Products — 2.6%
Clorox Co.	30,326	1,885,064
Colgate-Palmolive Co.	107,599	8,474,497
Kimberly-Clark Corp.	90,228	5,470,524
The Procter & Gamble Co.	631,816	37,896,324

		53,726,409

IT Services — 3.1%
Automatic Data Processing, Inc.	110,043	4,430,331
Cognizant Technology Solutions Corp. (b)	64,999	3,253,850
Computer Sciences Corp.	34,340	1,553,885
Fidelity National Information Services, Inc.	72,564	1,946,166
Fiserv, Inc. (b)	34,075	1,555,865
International Business Machines Corp.	281,332	34,738,875
MasterCard, Inc., Class A	21,246	4,239,214
Paychex, Inc.	69,679	1,809,564
SAIC, Inc. (b)	64,800	1,084,752
Total System Services, Inc.	45,504	618,854
Visa, Inc., Class A	98,809	6,990,737
The Western Union Co.	147,460	2,198,629

		64,420,722

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	23

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Independent Power Producers & Energy Traders — 0.2%
The AES Corp. (b)	149,694	$1,383,173
Constellation Energy Group, Inc.	44,992	1,450,992
NRG Energy, Inc. (b)	57,897	1,227,995

		4,062,160

Industrial Conglomerates — 2.3%
3M Co.	156,340	12,349,296
General Electric Co.	2,340,069	33,743,795
Textron, Inc. (a)	59,138	1,003,572

		47,096,663

Insurance — 4.0%
Aflac, Inc.	103,562	4,418,991
The Allstate Corp.	116,777	3,355,003
American International Group, Inc. (a)(b)	29,279	1,008,369
Aon Corp.	59,340	2,202,701
Assurant, Inc.	24,533	851,295
Berkshire Hathaway, Inc. (a)(b)	362,955	28,923,884
Chubb Corp.	72,632	3,632,326
Cincinnati Financial Corp.	36,362	940,685
Genworth Financial, Inc., Class A (b)	106,275	1,389,014
Hartford Financial Services Group, Inc.	98,560	2,181,133
Lincoln National Corp.	67,431	1,637,899
Loews Corp.	77,123	2,568,967
Marsh & McLennan Cos., Inc.	118,060	2,662,253
MetLife, Inc.	180,246	6,806,089
Principal Financial Group, Inc.	71,289	1,671,014
The Progressive Corp.	148,849	2,786,453
Prudential Financial, Inc.	102,443	5,497,092
Torchmark Corp.	18,802	930,887
The Travelers Cos., Inc.	108,671	5,352,047
UnumProvident Corp.	74,259	1,611,420
XL Capital Ltd., Class A	75,635	1,210,916

		81,638,438

Internet & Catalog Retail — 0.5%
Amazon.com, Inc. (b)	75,255	8,222,362
Expedia, Inc.	47,500	892,050
Priceline.com, Inc. (b)	10,219	1,804,062

		10,918,474

Internet Software & Services — 1.7%
Akamai Technologies, Inc. (a)(b)	38,371	1,556,711
eBay, Inc. (b)	248,937	4,881,655
Google, Inc., Class A (b)	53,029	23,595,254
Monster Worldwide, Inc. (b)	28,851	336,114
VeriSign, Inc. (b)	41,367	1,098,294
Yahoo! Inc. (b)	258,040	3,568,693

		35,036,721

Leisure Equipment & Products — 0.2%
Eastman Kodak Co. (a)(b)	63,127	273,971
Hasbro, Inc.	28,104	1,155,075
Mattel, Inc.	78,370	1,658,309

		3,087,355

Common Stocks	Shares	Value

Life Sciences Tools & Services — 0.5%
Life Technologies Corp. (b)	40,167	$1,897,891
Millipore Corp. (b)	12,591	1,342,830
PerkinElmer, Inc.	27,215	562,534
Thermo Fisher Scientific, Inc. (b)	89,341	4,382,176
Waters Corp. (b)	20,992	1,358,182

		9,543,613

Machinery — 1.7%
Caterpillar, Inc.	137,402	8,253,738
Cummins, Inc.	43,505	2,833,481
Danaher Corp.	114,468	4,249,052
Deere & Co.	92,577	5,154,687
Dover Corp.	41,558	1,736,709
Eaton Corp.	36,263	2,373,051
Flowserve Corp.	12,600	1,068,480
Illinois Tool Works, Inc.	84,082	3,470,905
PACCAR, Inc.	80,584	3,212,884
Pall Corp.	26,636	915,479
Parker Hannifin Corp.	35,780	1,984,359
Snap-On, Inc.	13,479	551,426

		35,804,251

Media — 3.1%
CBS Corp., Class B	150,623	1,947,555
Comcast Corp., Class A	619,029	10,752,534
DIRECTV, Class A (b)	199,380	6,762,970
Discovery Communications, Inc., Class A (a)(b)	62,992	2,249,444
Gannett Co., Inc.	49,990	672,865
Interpublic Group of Cos., Inc. (b)	110,591	788,514
The McGraw-Hill Cos., Inc.	70,334	1,979,199
Meredith Corp.	8,445	262,893
The New York Times Co., Class A (b)	27,298	236,128
News Corp., Class A	496,190	5,934,432
Omnicom Group, Inc.	66,384	2,276,971
Scripps Networks Interactive	20,374	821,887
Time Warner Cable, Inc.	77,848	4,054,324
Time Warner, Inc.	251,198	7,262,134
Viacom, Inc., Class B	134,033	4,204,615
Walt Disney Co. (a)	428,613	13,501,310
The Washington Post Co., Class B	1,406	577,135

		64,284,910

Metals & Mining — 1.1%
AK Steel Holding Corp.	21,525	256,578
Alcoa, Inc.	221,005	2,223,310
Allegheny Technologies, Inc. (a)	22,113	977,173
Cliffs Natural Resources, Inc.	29,065	1,370,705
Freeport-McMoRan Copper & Gold, Inc., Class B	103,473	6,118,359
Newmont Mining Corp.	107,148	6,615,318
Nucor Corp.	68,251	2,612,648
Titanium Metals Corp. (b)	20,000	351,800
United States Steel Corp. (a)	30,652	1,181,635

		21,707,526

Multi-Utilities — 1.4%
Ameren Corp.	53,301	1,266,965
CMS Energy Corp.	52,599	770,575
CenterPoint Energy, Inc.	88,652	1,166,660
Consolidated Edison, Inc.	61,502	2,650,736
DTE Energy Co.	36,857	1,681,048
Dominion Resources, Inc.	130,767	5,065,914
Integrys Energy Group, Inc.	17,523	766,456

See Notes to Financial Statements.

24	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multi-Utilities (concluded)
NiSource, Inc.	62,215	$902,118
PG&E Corp.	82,031	3,371,474
Public Service Enterprise Group, Inc.	111,900	3,505,827
SCANA Corp.	25,358	906,802
Sempra Energy	53,551	2,505,651
TECO Energy, Inc. (a)	48,971	737,993
Wisconsin Energy Corp.	26,290	1,333,955
Xcel Energy, Inc.	101,676	2,095,542

		28,727,716

Multiline Retail — 0.8%
Big Lots, Inc. (b)	19,097	612,823
Family Dollar Stores, Inc.	28,688	1,081,251
JCPenney Co., Inc.	50,457	1,083,816
Kohl’s Corp. (b)	66,854	3,175,565
Macy’s, Inc.	90,896	1,627,038
Nordstrom, Inc.	36,974	1,190,193
Sears Holdings Corp. (b)	10,777	696,733
Target Corp.	161,573	7,944,545

		17,411,964

Office Electronics — 0.1%
Xerox Corp.	298,597	2,400,720

Oil, Gas & Consumable Fuels — 8.9%
Anadarko Petroleum Corp.	108,387	3,911,687
Apache Corp.	74,003	6,230,313
Cabot Oil & Gas Corp., Class A	23,621	739,810
Chesapeake Energy Corp.	141,323	2,960,717
Chevron Corp.	440,389	29,884,798
ConocoPhillips	326,335	16,019,785
Consol Energy, Inc.	48,577	1,639,959
Denbury Resources, Inc. (b)	85,442	1,250,871
Devon Energy Corp.	97,507	5,940,126
EOG Resources, Inc.	55,202	5,430,221
El Paso Corp.	156,423	1,737,860
Exxon Mobil Corp. (d)	1,121,950	64,029,687
Hess Corp.	63,433	3,193,217
Marathon Oil Corp.	154,535	4,804,493
Massey Energy Co.	21,433	586,193
Murphy Oil Corp.	42,490	2,105,379
Noble Energy, Inc.	37,748	2,277,337
Occidental Petroleum Corp.	178,260	13,752,759
Peabody Energy Corp.	58,085	2,272,866
Pioneer Natural Resources Co.	25,798	1,533,691
Range Resources Corp.	34,241	1,374,776
Southwestern Energy Co. (b)	75,117	2,902,521
Spectra Energy Corp.	143,471	2,879,463
Sunoco, Inc.	25,363	881,871
Tesoro Corp. (a)	31,600	368,772
Valero Energy Corp.	122,007	2,193,686
Williams Cos., Inc.	129,538	2,367,955

		183,270,813

Paper & Forest Products — 0.2%
International Paper Co.	96,223	2,177,527
MeadWestvaco Corp.	38,939	864,446
Weyerhaeuser Co.	47,137	1,659,222

		4,701,195

Common Stocks	Shares	Value

Personal Products — 0.2%
Avon Products, Inc.	94,846	$2,513,419
The Estée Lauder Cos., Inc., Class A	26,460	1,474,616

		3,988,035

Pharmaceuticals — 6.1%
Abbott Laboratories (d)	338,639	15,841,532
Allergan, Inc.	67,925	3,957,311
Bristol-Myers Squibb Co.	375,836	9,373,350
Eli Lilly & Co.	221,535	7,421,422
Forest Laboratories, Inc. (b)	67,535	1,852,485
Johnson & Johnson	604,458	35,699,289
King Pharmaceuticals, Inc. (b)	58,173	441,533
Merck & Co, Inc.	683,381	23,897,834
Mylan, Inc. (a)(b)	65,675	1,119,102
Pfizer, Inc.	1,770,034	25,240,685
Watson Pharmaceuticals, Inc. (b)	24,139	979,319

		125,823,862

Professional Services — 0.1%
Dun & Bradstreet Corp.	11,643	781,478
Equifax, Inc.	28,824	808,801
Robert Half International, Inc.	33,972	800,041

		2,390,320

Real Estate Investment Trusts (REITs) — 1.3%
Apartment Investment & Management Co., Class A	27,209	527,038
AvalonBay Communities, Inc.	17,847	1,666,374
Boston Properties, Inc.	30,868	2,202,123
Equity Residential	61,262	2,550,950
HCP, Inc.	63,402	2,044,715
Health Care REIT, Inc.	26,386	1,111,378
Host Marriott Corp.	142,277	1,917,894
Kimco Realty Corp.	86,541	1,163,111
Plum Creek Timber Co., Inc. (a)	36,630	1,264,834
ProLogis	106,568	1,079,534
Public Storage	29,946	2,632,553
Simon Property Group, Inc. (a)	63,795	5,151,446
Ventas, Inc.	34,600	1,624,470
Vornado Realty Trust	34,214	2,495,911

		27,432,331

Real Estate Management & Development — 0.0%
CB Richard Ellis Group, Inc. (b)	57,119	777,390

Road & Rail — 0.8%
CSX Corp.	84,698	4,203,562
Norfolk Southern Corp.	80,547	4,273,018
Ryder System, Inc.	12,473	501,789
Union Pacific Corp.	110,542	7,683,774

		16,662,143

Semiconductors & Semiconductor Equipment — 2.6%
Advanced Micro Devices, Inc. (a)(b)	127,474	933,110
Altera Corp.	64,750	1,606,447
Analog Devices, Inc.	65,798	1,833,132
Applied Materials, Inc.	291,914	3,508,806
Broadcom Corp., Class A	95,448	3,146,921
First Solar, Inc. (a)(b)	10,385	1,182,125
Intel Corp.	1,218,940	23,708,383
KLA-Tencor Corp.	37,266	1,038,976

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	25

Schedule of Investments (continued)	Master S&P 500 Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment (concluded)
LSI Corp. (b)	151,275	$695,865
Linear Technology Corp.	47,909	1,332,349
MEMC Electronic Materials, Inc. (b)	52,000	513,760
Microchip Technology, Inc. (a)	41,400	1,148,436
Micron Technology, Inc. (b)	183,643	1,559,129
National Semiconductor Corp.	49,695	668,895
Novellus Systems, Inc. (b)	21,292	539,965
Nvidia Corp. (b)	122,368	1,249,377
Teradyne, Inc. (b)	39,461	384,745
Texas Instruments, Inc.	269,912	6,283,551
Xilinx, Inc.	58,684	1,482,358

		52,816,330

Software — 3.7%
Adobe Systems, Inc. (b)	114,342	3,022,059
Autodesk, Inc. (b)	49,034	1,194,468
BMC Software, Inc. (b)	38,828	1,344,613
CA, Inc.	88,303	1,624,775
Citrix Systems, Inc. (b)	39,925	1,686,033
Compuware Corp. (b)	53,918	430,266
Electronic Arts, Inc. (b)	70,382	1,013,501
Intuit, Inc. (b)	69,692	2,423,191
McAfee, Inc. (b)	35,814	1,100,206
Microsoft Corp.	1,672,755	38,490,092
Novell, Inc. (b)	81,131	460,824
Oracle Corp.	857,709	18,406,435
Red Hat, Inc. (b)	42,422	1,227,693
Salesforce.com, Inc. (b)	24,439	2,097,355
Symantec Corp. (b)	172,518	2,394,550

		76,916,061

Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A	18,310	561,934
AutoNation, Inc. (a)(b)	21,380	416,910
AutoZone, Inc. (b)	6,228	1,203,374
Bed Bath & Beyond, Inc. (b)	56,931	2,111,002
Best Buy Co., Inc.	74,923	2,536,893
CarMax, Inc. (b)	48,925	973,608
GameStop Corp., Class A (a)(b)	34,200	642,618
The Gap, Inc.	98,485	1,916,518
Home Depot, Inc.	368,649	10,347,977
Limited Brands, Inc.	57,746	1,274,454
Lowe’s Cos., Inc.	313,549	6,402,671
O’Reilly Automotive, Inc. (b)	30,808	1,465,228
Office Depot, Inc. (b)	64,547	260,770
RadioShack Corp.	28,429	554,650
Ross Stores, Inc.	26,233	1,397,957
Staples, Inc.	158,479	3,019,025
TJX Cos., Inc.	90,672	3,803,690
Tiffany & Co. (a)	28,063	1,063,868
Urban Outfitters, Inc. (b)	29,200	1,004,188

		40,957,335

Textiles, Apparel & Luxury Goods — 0.5%
Coach, Inc.	66,936	2,446,511
Nike, Inc., Class B	85,891	5,801,937
Polo Ralph Lauren Corp.	14,429	1,052,740
VF Corp.	19,794	1,408,937

		10,710,125

Common Stocks	Shares	Value

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	106,619	$1,305,017
People’s United Financial, Inc.	79,660	1,075,410

		2,380,427

Tobacco — 1.6%
Altria Group, Inc.	457,475	9,167,799
Lorillard, Inc.	33,535	2,413,849
Philip Morris International, Inc.	406,279	18,623,829
Reynolds American, Inc. (a)	37,680	1,963,882

		32,169,359

Trading Companies & Distributors — 0.1%
Fastenal Co. (a)	29,394	1,475,285
W.W. Grainger, Inc.	13,792	1,371,614

		2,846,899

Wireless Telecommunication Services — 0.4%
American Tower Corp., Class A (b)	88,981	3,959,655
MetroPCS Communications, Inc. (b)	60,300	493,857
Sprint Nextel Corp. (b)	659,267	2,795,292

		7,248,804

Total Long-Term Investments (Cost — $2,052,790,824) — 99.1%		2,045,221,430

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.16% (c)(e)	16,545,037	16,545,037

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.27% (c)(e)(f)	$92,298	92,298,450

Total Short-Term Securities (Cost — $108,843,487) — 5.2%		108,843,487

Total Investments Before Short Positions (Cost — $2,161,634,311*) — 104.3%		2,154,064,917

Short Positions (g)	Shares

Gas Utilities — (0.0)%
Questar Corp. — New Shares (a)	38,965	(629,285)

Total Short Positions (Proceeds — $629,177) — (0.0)%		(629,285)

Total Investments, Net of Short Positions — 104.3%		2,153,435,632
Liabilities in Excess of Other Assets — (4.3)%		(89,137,494)

Net Assets — 100.0%		$2,064,298,138

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$1,728,145,994

Gross unrealized appreciation	$654,704,670
Gross unrealized depreciation	(228,785,747)

Net unrealized depreciation	$425,918,923

See Notes to Financial Statements.

26	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Schedule of Investments (concluded)	Master S&P 500 Index Series

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Series during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest/ Shares Held at December 31, 2009	Shares Purchased		Beneficial Interest/ Shares Sold		Beneficial Interest/ Shares Held at June 30, 2010	Value at June 30, 2010	Realized Loss	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	4,444,194	12,100,843	[1]	—		16,545,037	$16,545,037	—	$7,699
BlackRock Liquidity Series, LLC Money Market Series	$270,313,884	—		$178,015,434	[2]	$92,298,450	$92,298,450	—	$95,291
The PNC Financial Services Group, Inc.	105,339	13,906		4,433		114,812	$6,486,878	$(67,890)	$22,078

[1]	Represents net shares purchased.

[2]	Represents beneficial interest sold.

(d)	All or a portion of security held as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

(g)

In order to track the performance of its benchmark index, the Series sold non-index securities that it subsequently received in corporate actions occurring on the opening of market trading on the following business day.

•	Financial futures contracts purchased as of June 30,2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

373	S&P 500 Index	September 2010	$20,314,742	$(1,168,652)

•

For Series compliance purposes,the Series’industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Series’ investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$2,045,221,430	—	—	$2,045,221,430
Short-Term Securities	16,545,037	$92,298,450	—	108,843,487
Liabilities:
Investments in Securities:
Short Positions	(629,285)	—	—	(629,285)

Total	$2,061,137,182	$92,298,450	—	$2,153,435,632

[1]	See above Schedule of Investments for values in each industry.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Equity contracts	$(1,168,652)	—	—	$(1,168,652)

[2]	Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	27

Statement of Assets and Liabilities	Master S&P 500 Index Series

June 30, 2010 (Unaudited)

Assets

Investments at value — unaffiliated (including securities loaned of $89,260,632) (cost — $2,047,606,039)	$2,038,734,552
Investments at value — affiliated (cost — $114,028,272)	115,330,365
Dividends receivable	2,839,986
Investments sold receivable	629,177
Securities lending income receivable — affiliated	19,535
Prepaid expenses	108,641

Total assets	2,157,662,256

Liabilities

Collateral on securities loaned at value	92,298,450
Short positions at value (proceeds — $629,177)	629,285
Withdrawals payable to investor	116,022
Margin variation receivable	159,917
Other affiliates payable	10,743
Investment advisory fees payable	8,496
Directors’ fees payable	1,098
Other accrued expenses payable	139,974
Other liabilities	133

Total liabilities	93,364,118

Net Assets	$2,064,298,138

Net Assets Consist of

Investor’s capital	$2,073,036,292
Net unrealized appreciation/depreciation	(8,738,154)

Net Assets	$2,064,298,138

See Notes to Financial Statements.

28	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Statement of Operations	Master S&P 500 Index Series

Six Months Ended June 30, 2010 (Unaudited)

Investment Income

Dividends — unaffiliated	$22,044,932
Securities lending — affiliated	95,291
Dividends — affiliated	29,777

Total income	22,170,000

Expenses

Accounting services	207,339
Investment advisory	113,586
Custodian	53,479
Professional	51,274
Directors	24,925
Registration	9,918
Printing	3,874
Miscellaneous	26,400

Total expenses	490,795
Less fees waived by advisor	(61,068)

Total expenses after fees waived	429,727

Net investment income	21,740,273

Realized and Unrealized Gain (Loss)

Net realized loss from:
Investments — unaffiliated	(4,709,695)
Investments — affiliated	(67,890)
Financial futures contracts	(1,997,310)

(6,774,895)

Net change in unrealized appreciation/depreciation on:
Investments	(159,887,147)
Short positions	(108)
Financial futures contracts	(1,164,013)

(161,051,268)

Total realized and unrealized loss	(167,826,163)

Net Decrease in Net Assets Resulting from Operations	$(146,085,890)

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	29

Statements of Changes in Net Assets	Master S&P 500 Index Series

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

Operations

Net investment income	$21,740,273	$46,606,117
Net realized loss	(6,774,895)	(60,806,194)
Net change in unrealized appreciation/depreciation	(161,051,268)	510,710,328

Net increase (decrease) in net assets resulting from operations	(146,085,890)	496,510,251

Capital Transactions

Proceeds from contributions	319,361,435	667,013,781
Value of withdrawals	(387,636,019)	(838,713,754)

Net decrease in net assets derived from capital transactions	(68,274,584)	(171,699,973)

Net Assets

Total increase (decrease) in net assets	(214,360,474)	324,810,278
Beginning of period	2,278,658,612	1,953,848,334

End of period	$2,064,298,138	$2,278,658,612

See Notes to Financial Statements.

30	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Financial Highlights	Master S&P 500 Index Series

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31,

		2009	2008	2007	2006	2005

Total Investment Return

Total investment return	(6.64)%[1]	26.61%	(36.92)%	5.56%	15.85%	4.96%

Ratios to Average Net Assets

Total expenses	0.04%[2]	0.05%	0.04%	0.04%	0.04%	0.03%

Total expenses after fees waived and paid indirectly	0.04%[2]	0.04%	0.04%	0.03%	0.04%	0.03%

Net investment income	1.91%[2]	2.32%	2.31%	1.95%	1.92%	1.84%

Supplemental Data

Net assets, end of period (000)	$2,064,298	$2,278,659	$1,953,848	$3,721,171	$2,810,633	$2,945,782

Portfolio turnover	3%	7%	8%	4%	4%	11%

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	31

Notes to Financial Statements (Unaudited)	Master S&P 500 Index Series

1. Organization and Significant Accounting Policies:

Master S&P 500 Index Series (the “Series”), a non-diversified, open–end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue non-transferable interests, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Series:

Valuation: The Series’ policy is to fair value its financial instruments and derivatives at market value using independent dealers or pricing services selected under the supervision of the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Series values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Series either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts), the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Securities Lending: The Series may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from

32	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Notes to Financial Statements (continued)	Master S&P 500 Index Series

issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Series state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Other: Expenses directly related to the Series are charged to that Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange. Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against default provided by the exchange on which they trade. To the extent amounts due to the Series from its counterparties are not fully collateralized contractually or otherwise, the Series bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Series manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Financial Futures Contracts: The Series purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

Fair Value of Derivative Instruments as of June 30, 2010

	Liability Derivatives

	Statement of Assets and Liabilities Location	Value

Equity contracts	Net unrealized appreciation/ depreciation*	$1,168,652

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations Six Months Ended June 30, 2010

Net Realized Loss from

Financial Futures Contracts

Equity contracts	$(1,997,310)

Net Change in Unrealized Appreciation/Depreciation on

Financial Futures Contracts

Equity contracts	$(1,164,013)

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Financial futures contracts:
Average number of contracts purchased	205
Average notional value of contracts purchased	$15,505,330

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	33

Notes to Financial Statements (continued)	Master S&P 500 Index Series

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Series for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Series’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the average daily value of the Series’ net assets.

Effective June 1, 2010, the Manager contractually agreed to waive its investment advisory fee by 0.005% of the average daily value of the Series’ net assets until May 1, 2011. This agreement may be terminated upon 90 days notice by a majority of the non-interested directors of the Series, or by a vote of a majority of the outstanding voting securities of the Series. Prior to June 1, 2010, the Manager had entered into an agreement which provided that the investment advisory fee for the Series, when combined with the administrative fee of S&P 500 Index Fund would not exceed 0.25% of average daily net assets until May 1, 2011. As a result, the Series paid a monthly fee at an annual rate of 0.005% of the average daily value of the Series’ net assets. For the six months ended June 30, 2010, the Series waived $56,793, which is included in fees waived by Advisor in the Statement of Operations.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. For the six months ended June 30, 2010, the Series waived $4,275, which is included in fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For the six months ended June 30, 2010, the Series reimbursed the Manager $21,298 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC, on behalf of the Series, received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Series on such investments is shown as securities lending — affiliated in the Statement of Operations. For the six months ended June 30, 2010, BIM received $22,886 in securities lending agent fees related to securities lending activities for the Series.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended June 30, 2010, were $57,201,556 and $112,878,086, respectively.

5. Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Series may borrow under the credit agreement to fund shareholder redemptions. The Series paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount which was allocated to the Series based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Series’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Series did not borrow under the credit agreement during the six months ended June 30, 2010.

34	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Notes to Financial Statements (concluded)	Master S&P 500 Index Series

6. Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counter-party credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Series’ Statement of Assets and Liabilities, less any collateral held by the Series.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	35

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of Quantitative Master Series LLC (the “Master LLC”) met on April 20, 2010 and May 18 – 19, 2010 to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, on behalf of Master S&P 500 Index Series (the “Master Portfolio”), a series of the Master LLC. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”) with respect to the Master Portfolio. BlackRock Index Equity Portfolio (the “Portfolio”), a series of BlackRock FundsSM (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Master Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Directors of the Master LLC and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Master LLC or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underper-formance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses; (d) the resources devoted to and compliance reports relating to the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions; (e) the Master LLC’s and the Fund’s compliance with its respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 20, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to

36	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

BlackRock; (f) sales and redemption data regarding the Portfolio’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 20, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 20, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 18 – 19, 2010 Board meeting.

At an in-person meeting held on May 18 – 19, 2010, the Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2011. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing performance and the investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates and significant shareholders provide the Master Portfolio and the Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the Portfolio. In preparation for the April 20, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to a representative group of similar funds as determined by Lipper

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

and to all funds in the Portfolio’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that, in general, the Portfolio performed better than its Peers in that the Portfolio’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. It also compared the Portfolio’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Portfolio and the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board noted that BlackRock has contractually agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Portfolio’s total operating expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis, as applicable. The Board also noted that BlackRock (i) has contractually agreed to waive one-half of the advisory fee currently paid by the Master Portfolio and (ii) has contractually agreed to waive and/or reimburse fees and/or expenses so that the advisory fee for the Master Portfolio, when combined with the administration fee of a fund that invests in the Master Portfolio (other than the Portfolio), will not exceed a specified amount.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage

38	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Master Portfolio and the Portfolio, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC, with respect to the Master Portfolio, for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master Portfolio, for a one-year term ending June 30, 2011. As part of its approval, the Board of the Master LLC considered the detailed review of BlackRock’s fee structure, as it applies to the Master LLC, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	39

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director
Rodney D. Johnson, Co-Chairman of the Board and Director
David O. Beim, Director
Richard S. Davis, Director
Henry Gabbay, Director
Dr. Matina Horner, Director
Herbert I. London, Director and Member of the Audit Committee
Cynthia A. Montgomery, Director
Joseph P. Platt, Jr., Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Chairman of the Audit Committee and Director
Frederick W. Winter, Director and Member of the Audit Committee
Anne Ackerley, Fund/Master LLC President and Chief Executive Officer
Richard Hoerner, Vice President[1]
Jeffrey Holland, Vice President
Brendan Kyne, Vice President
Simon Mendelson, Vice President[1]
Brian Schmidt, Vice President
Christopher Stavrakos, Vice President[1]
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer of the Fund/Master LLC
Howard Surloff, Secretary

[1] Vice President of the Fund only.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

Custodian
PFPC Trust Company[2]
Philadelphia, PA 19153

State Street Bank and Trust Company[3]
North Quincy, MA 02171

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

[2] For BlackRock Index Equity Portfolio.

[3] For Master S&P 500 Index Series.

40	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Portfolio’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Portfolio/Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Portfolio’s/Series’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolio’s/Series’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Portfolio/Series uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Portfolio/Series voted proxies relating to securities held in the portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	41

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2010
2015
2020
2025
2030
2035
2040
2045
2050

BlackRock LifePath Portfolios Retirement
2020
2025
2030
2035
2040
2045
2050
2055

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK INDEX EQUITY PORTFOLIO	JUNE 30, 2010	43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by the Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#IE-06/10

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: September 2, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC

Date: September 2, 2010